COLLATERAL ASSIGNMENT OF PROCEEDS
                             AND SECURITY AGREEMENT


         COLLATERAL ASSIGNMENT OF PROCEEDS AND SECURITY AGREEMENT dated as of August 23, 2005 among ACC LICENSEE INC., a Delaware corporation ("WJLA"), HARRISBURG TELEVISION, INC., a Delaware corporation ("WHTM"), KATV, LLC, a Delaware limited liability company ("KATV"), KTUL, LLC, a Delaware limited liability company ("KTUL"), WSET, Incorporated, a Delaware corporation ("WSET"), WCIV, LLC, a Delaware limited liability company ("WCIV") and TV ALABAMA, INC., a Delaware corporation ("WCFT" and together with WJLA, WHTM, KATV, KTUL, WSET and WCIV, each a "Debtor" and, collectively, the "Debtors") and BANK OF AMERICA, N.A., as administrative agent (the "Agent") for itself and the Banks (as hereinafter defined).

                                    Recitals

         The Debtors are all subsidiaries of Allbritton Communications Company, a Delaware corporation ("Allbritton"). Allbritton is a party to that certain Credit Agreement dated as of August 23, 2005 (as amended and in effect from time to time, the "Credit Agreement"), among Allbritton, as Borrower, the lenders and other financial institutions from time to time parties thereto (together with their successors and assigns, the "Banks") and the Agent. Pursuant to the Credit Agreement, the Banks have agreed to make loans and otherwise extend credit to Allbritton. The Debtors share common management and financial and business operations with Allbritton and will receive direct and indirect benefits from the credits granted to Allbritton under the Credit Agreement. It is a condition precedent to the Banks making any loans or otherwise extending credit to Allbritton that each of the Debtors execute and deliver to the Agent this Collateral Assignment of Proceeds and Security Agreement for the benefit of the Lenders and the Agent (collectively, the "Secured Parties").

         NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  ARTICLE 1 - ASSIGNMENT AND GRANT OF SECURITY

         Section 1.1. Assignment and Grant of Security. Each of the Debtors hereby collaterally assigns to the Agent for its benefit and the ratable benefit of the Lenders and grants to the Agent a continuing security interest (such assignment and security interest, "Security Interest") in and to its general intangibles and the proceeds thereof associated with all radio and television broadcast licenses issued by the United States or any agency or instrumentality thereof (each, a "Licensing Authority"), including any licenses issued to any Debtor by the Federal Communications Commission to operate television stations (collectively, the "Licenses"), including without limitation the Licenses described on Schedule A hereto, and the proceeds thereof, including any and all proceeds received or receivable by the Debtors from the sale, assignment, transfer or other disposition of the Licenses (collectively the "Collateral").

         Section 1.2. Security for Obligations. The Security Interest shall secure the payment and performance of the Obligations.

             ARTICLE 2 - REPRESENTATIONS, WARRANTIES AND COVENANTS

         Each of the Debtors represents, warrants and covenants as follows:

         Section 2.1. No Liens. The Debtor is, and with respect to Collateral acquired after the date hereof will be, the owner of all Collateral free from any Lien, security interest, encumbrance or other right, title or interest of any Person, and the Debtor shall defend the Collateral against all claims and demands of all Persons at any time claiming any interest therein adverse to the Agent.

         Section 2.2. Other Financing Statements. There is no financing statement (or similar statement or instrument of registration) covering or purporting to cover any interest of any kind in the Collateral. So long as any Obligations or commitments with respect thereto are outstanding, the Debtor will not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration) relating to the Collateral, except financing statements (or similar statements or instruments of registration) covering the Security Interests granted hereby.

         Section 2.3. Further Actions. The Debtor will, subject to the limitations on the rights of the Secured Parties to enforce against the Collateral as provided herein, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Agent from time to time such descriptions and designations of the Collateral, confirmatory assignments, financing statements, and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the Security Interest hereby granted, which the Agent deems reasonably appropriate or advisable to perfect, preserve or protect its Security Interest in the Collateral.

         Section 2.4. Financing Statements. The Debtor authorizes the Agent to file such financing statements (or similar statement or instrument of registration), in form reasonably acceptable to the Agent, as the Agent may from time to time reasonably determine or as are necessary or desirable in the reasonable opinion of the Agent to establish and maintain a valid, enforceable, first priority perfected security interest in the Collateral and the other rights and security contemplated hereby. The Debtor will pay any applicable filing fees, recordation taxes and related expenses relating to its Collateral. The Debtor authorizes the Agent to file any such financing statements (or similar statement or instrument of registration) without the signature of the Debtor.

            ARTICLE 3 - REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT

         Section 3.1. Remedies. Each of the Debtors agrees that, if an Event of Default shall have occurred and be continuing, the Agent, (a) shall have and may exercise its rights to enforce the Security Interest under the Uniform Commercial Code, or otherwise, solely to realize against the proceeds from the sale, assignment, transfer or other disposition of Debtor's Licenses (the "License Proceeds") in connection with (i) the sale, transfer or other disposition of all of any

Debtor's assets, including its Licenses, as a going concern or (ii) the sale, assignment, transfer or other disposition of the Licenses of a Debtor, in each case whether or not in connection with any receivership, reorganization or other insolvency proceeding, (b) may file financing statements, amendments thereto and continuation statements and take other similar actions to create, perfect and continue its Security Interest as provided in Section 2.4, and (c) may file proofs of claim or similar notices and vote its interest and otherwise participate in any receivership, reorganization or other insolvency proceeding affecting any Debtor. EXCEPT AS SET FORTH IN THE PRECEDING SENTENCE, THE SECURED PARTIES WILL NOT ENFORCE AND SHALL NOT BE ENTITLED TO ENFORCE AND HEREBY EXPRESSLY WAIVES ANY RIGHTS AGAINST THE COLLATERAL AS A SECURED PARTIES UNDER THE UNIFORM COMMERCIAL CODE OR OTHERWISE.

         This Agreement may be enforced only by the Agent, and no Bank shall have any right individually to seek to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies shall be exercised by the Agent for the benefit of the Banks upon the terms of the Credit Agreement.

         Section 3.2. Instruments. If the Debtor owns or acquires any Instrument constituting License Proceeds, the Debtor will within two (2) Business Days notify the Agent thereof, and, upon request by the Agent at any time after and during the continuance of an Event of Default, will promptly deliver such Instrument to the Agent appropriately endorsed to the order of the Agent.

         Section 3.3. Power of Attorney. Each Debtor grants to the Agent (which the Agent shall not exercise except after and during the continuance of an Event of Default) a power of attorney to endorse in the name of the debtor any notes, checks, drafts, money orders or other instruments of payment or the like which constitutes the License Proceeds and comes into the possession of the Agent.

         Section 3.4. Waiver of Claims. EACH OF THE DEBTORS HEREBY WAIVES TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE AGENT'S TAKING POSSESSION OR THE AGENT'S DISPOSITION OF ANY OF THE LICENSE PROCEEDS, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH ANY OF THE DEBTORS WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, and (b) each of the Debtors hereby further waives, to the extent permitted by law,

(i) all damages occasioned by such taking of possession except any damages which are determined by a final, non-appealable court order to have been caused by the Agent's gross negligence or willful misconduct; and

(ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Agent's rights hereunder; and

(iii) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the License Proceeds or any portion thereof, and each Debtor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

Any sale of, or the grant of options to purchase, or any other realization upon, any License Proceeds shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the applicable Debtor therein and thereto, and shall be a perpetual bar both at law and in equity against such Debtor and against any and all Persons claiming or attempting to claim the License Proceeds so sold, optioned or realized upon, or any part thereof, from, through and under such Debtor.

         Section 3.5.  Application of Proceeds.

         (a) All moneys collected by the Agent upon any sale or other disposition of the License Proceeds, together with all other moneys received by the Agent hereunder, shall be applied as provided in the Credit Agreement.

         (b) Each of the Lenders agrees and acknowledges that, if there are undrawn amounts with respect to Letters of Credit issued under the Credit Agreement, the Agent may hold License Proceeds as cash collateral for such Letters of Credit. If any License Proceeds are held as cash collateral pursuant to the immediately preceding sentence, then upon the termination of all outstanding Letters of Credit, if there remains any excess cash, such excess cash shall be distributed in accordance with the Credit Agreement.

         Section 3.6. Remedies Cumulative. Subject to the provisions of Section 3.1, each and every right, power and remedy hereby specifically given to the Agent under this Agreement, shall be in addition to every other right, power and remedy given under the other Loan Documents or now or hereafter existing at law, in equity or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Agent. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of the exercise of one shall not be deemed a waiver of the right to exercise any other or others. No delay or omission of the Agent in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or Event of Default or an acquiescence therein. No notice to or demand on any Debtor in any case shall entitle such Debtor or the other Debtors to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of such rights of the Agent to any other or further action in any circumstances without notice or demand. In the event that the Agent shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Agent may recover reasonable expenses, including reasonable attorneys' fees, and the amounts thereof shall be included in such judgment.

         Section 3.7. Discontinuance of Proceedings. In case the Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Agent, then and in every such case each Debtor, the Agent and each holder of any of the Obligations shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Agent shall continue as if no such proceeding had been instituted.

         Section 3.8. Compliance with Communications Act. Anything in this Agreement to the contrary notwithstanding, the Agent shall not take any action hereunder in violation of the Communications Act, and no transfer of the License Proceeds to the Agent shall be made without such (if any) approval of the FCC or any other applicable Licensing Authority as may be required by the Communications Act. Neither the Agent nor any other Person other than the duly licensed Debtor shall operate or otherwise exercise any control over the Station licensed to such Debtor without first having received such prior approval of the FCC or any other applicable Licensing Authority as shall then be required. In the event any such approval shall be required, each Debtor absolutely and unconditionally agrees to execute upon the request of the Agent, and absolutely and unconditionally agrees to use its best efforts, upon the request of the Agent, to cause the execution of, all such applications and other instruments as may be necessary to obtain promptly such approval.

                            ARTICLE 4 - DEFINITIONS

         All capitalized terms used herein without definition shall have the respective meanings provided therefore in the Credit Agreement. In addition to terms defined elsewhere herein, the following terms shall have the meanings herein specified. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

         "Agreement" shall mean this Collateral Assignment of Proceeds and Security Agreement as the same may be modified, supplemented or amended from time to time in accordance with its terms.

         "Communications Act" shall mean the Federal Communications Act of 1934, as amended, and any other federal statute under which any License is issued, and the rules and regulations thereunder as in effect from time to time.

         "Default" shall mean any event which, with notice or lapse of time, or both, would constitute an Event of Default.

         "Event of Default" shall mean any Event of Default under, and as defined in, the Credit Agreement and shall in any event, without limitation, include any payment default on any of the Obligations after the expiration of any applicable grace period.

         "Instrument" shall have the meaning provided in the Uniform Commercial Code.

         "Liens" shall mean any security interest, mortgage, pledge, lien, claim, charge, encumbrance, title retention agreement, lessor's interest in a financing lease or analogous instrument, in, of, or on any Debtor's property.

         "Obligations" shall mean, with respect to any Debtor, (a) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and liabilities of such Debtor now existing or hereafter incurred under, arising out of or in connection with any Loan Document to which such Debtor is a party and the due performance and compliance by such Debtor with the terms of each such Loan Document; (b) any and all sums advanced by the Agent in order to preserve its security interest in the Collateral; (c) in the event of any proceeding for the collection or enforcement of any obligations or liabilities after an Event of Default shall have occurred and be continuing, the reasonable expenses of re-taking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the License Proceeds or of any exercise by the Agent of its rights hereunder, together with reasonable attorneys' fees and court costs; and (d) all other "Obligations" (as defined in the Credit Agreement).

         "Secured Parties" means the Agent and the Banks.

         "Uniform Commercial Code" shall mean Revised Article 9 as in effect under the law governing this Agreement as in effect on the date hereof.

         "Termination Date" shall have the meaning provided in Section 5.8 of this Agreement.

                           ARTICLE 5 - MISCELLANEOUS

         Section 5.1. Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier as follows:

                           if to any Debtor:

                                    Allbritton Communications Company
                                    Telecopier No.
                                    808 17(th) Street, N.W., Suite 300
                                    Washington, D.C. 20006
                                    Telecopier No.
                                    Attention: Mr. Stephen P. Gibson


                           with a copy to:

                                    Fulbright & Jaworski
                                    801 Pennsylvania Avenue, N.W.
                                    Washington, D.C. 20004-2604
                                    Telecopier No.
                                    Attention:  Marilyn Mooney, Esquire
                           if to the Agent:

                                    Bank of America, N.A.
                                    100 Federal Street
                                    Boston, MA  02110
                                    Telecopier No.:
                                    Attention:

                                    with a copy to:

                                    Goodwin Procter LLP
                                    Exchange Place
                                    Boston, MA 02109
                                    Telecopier No. 617-523-1231
                                    Attention:
                                      Edward Matson Sibble, Jr., Esquire

                           if to any Bank, at such address as such Bank shall have specified in the Credit Agreement.

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder. Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by telecopier shall be deemed to have been given when received.

         Section 5.2. Waiver; Amendment. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Debtor directly affected thereby and the Agent.

         Section 5.3. Obligations Absolute. The obligations of each Debtor hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of any Debtor; (b) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Agreement or any other Loan Document; or
(c) any amendment to or modification of any Loan Document or any security for any of the Obligations whether or not the Debtors, or any of them, shall have notice or knowledge of any of the foregoing.

         Section 5.4. Successors and Assigns. This Agreement shall be binding upon each Debtor and its successors and assigns and shall inure to the benefit of the Agent and the Secured Parties and their respective successors and assigns. All agreements, statements, representations and warranties made by each Debtor herein or in any certificate or other instrument delivered by each Debtor or on its behalf under this Agreement shall be considered to have been relied upon by the Secured Parties and shall survive the execution and delivery of this Agreement and the other Loan Documents regardless of any investigation made by the Agent or the Secured Parties or on their behalf.

         Section 5.5. Headings Descriptive. The headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

         Section 5.6. Governing Law. THIS AGREEMENT IS A CONTRACT UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID COMMONWEALTH (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF L AW). EACH DEBTOR, THE AGENT AND THE BANKS CONSENT TO THE JURISDICTION IN ANY OF THE FEDERAL OR STATE COURTS LOCATED IN THE COMMONWEALTH OF MASSACHUSETTS IN CONNECTION WITH ANY MATTER RELATING TO THIS AGREEMENT.

         Section 5.7. Debtors' Duties. It is expressly agreed, anything herein contained to the contrary notwithstanding, that each Debtor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral of such Debtor and the Agent shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, nor shall the Agent be required or obligated in any manner to perform or fulfill any of the obligations of such Debtor under or with respect to any Collateral.

         Section 5.8. Termination; Release. This Agreement shall terminate (provided that all indemnities set forth in the Credit Agreement shall survive such termination) on the Termination Date. As used in this Agreement, "Termination Date" shall mean the date upon which all Obligations (other than contingent Obligations) have been paid in full, all commitments with respect thereto have terminated, no Note is outstanding (and all Loans have been repaid in full), all Letters of Credit have been terminated and all other Obligations then due and payable have been paid in full. The Debtors shall have no authority to file termination, release or other amendments to financing statements without specific written authorization from the Agent.

         Section 5.9. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

         Section 5.10. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

         Section 5.11. The Agent. The Agent will hold in accordance with this Agreement all items of the License Proceeds at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Agent as holder of the License Proceeds and with respect to the disposition of License Proceeds, and otherwise under this Agreement, are only those expressly set forth in this Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                                DEBTORS:


                                ACC LICENSEE INC.


                                By:  /s/ Stephen P. Gibson
                                   ---------------------------------------------
                                    Name:  Stephen P. Gibson
                                    Title:  Vice President


                                HARRISBURG TELEVISION, INC.


                                By:  /s/ Stephen P. Gibson
                                   ---------------------------------------------
                                    Name:  Stephen P. Gibson
                                    Title:  Vice President


                                KATV, LLC

                                By:  /s/ Stephen P. Gibson
                                   ---------------------------------------------
                                    Name:  Stephen P. Gibson
                                    Title:  Vice President


                                KTUL, LLC


                                By:  /s/ Stephen P. Gibson
                                   ---------------------------------------------
                                    Name:  Stephen P. Gibson
                                    Title:  Vice President


                                WSET, INCORPORATED


                                By:  /s/ Stephen P. Gibson
                                   ---------------------------------------------
                                    Name:  Stephen P. Gibson
                                    Title:  Vice President


                                WCIV, LLC


                                By:  /s/ Stephen P. Gibson
                                   ---------------------------------------------
                                    Name:  Stephen P. Gibson
                                    Title:  Vice President

                                TV ALABAMA, INC.


                                By:  /s/ Stephen P. Gibson
                                   ---------------------------------------------
                                    Name:  Stephen P. Gibson
                                    Title:  Vice President


                                AGENT:


                                BANK OF AMERICA, N.A., as Agent


                                By:  /s/ Christopher C. Holmgren
                                   ---------------------------------------------
                                    Name:      Christopher C. Holmgren
                                    Title:     Managing Director